UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest even reported) August 4, 2005

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On August 4, 2005, Center Financial Corporation (the “Company”) issued a news release announcing a delay in the issuance of its final second quarter results pending adjustments to the Company’s June 30, 2004 financial results, and disclosing selected expected results for the 2005 second quarter. A copy of the news release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1     News release dated August 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 9, 2005	CENTER FINANCIAL CORPORATION

	By:	/s/ Patrick. Hartman
Patrick Hartman Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated August 4, 2005